                                                                    EXHIBIT 99.3


                             SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------

                                ANNUAL STATEMENT

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

            SERIES 1999-1,1999-2,1999-3,1999-5,2000-1,2000-2,2000-3,
               2000-4,2000-5,2001-1,2001-2,2001-3, 2001-4,2001-5,
                2001-6,2001-7,2002-1,2002-2,2002-3,2002-4,2002-5,
                  2002-6,2003-1,2003-2,2003-3, 2003-4, 2004-1,
                         2004-2,2004-3, 2004-4 & 2004-5


         FOR THE PERIOD DECEMBER 26, 2003 THROUGH DECEMBER 25, 2004

                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1,1999-2,1999-3,1999-5,2000-1,
2000-2,2000-3,2000-4,2000-5,2001-1,2001-2,2001-3,2001-4,2001-5,2001-6,2001-7,
2002-1,2002-2,2002-3,2002-4,2002-5,2002-6,2003-1,2003-2,2003-3,2003-4,2004-1,
2004-2,2004-3,2004-4 & 2004-5 Supplements (the "Series Supplements"),among TRS, as Servicer, American Express Receivables Financing Corporation II,
American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of
New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Annual Statement is delivered pursuant to sections 5.02(d) of the Series Supplements and contains information with respect to the Trust aggregated for the period December 26, 2003 through December 25, 2004 (the end of the last monthly period of the Trust in 2004.)


      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 28th day of January, 2005.


                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By:  /s/ Susanne L. Miller
                                        --------------------------------
                                        Name:  Susanne L. Miller
                                        Title: Vice President
                                               Treasury Controller

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------



A. Trust Activity                                             Trust Totals

BALANCES AT DECEMBER 26, 2003

Principal Receivable Balance                             25,908,861,451.77
Special Funding Account Balance                                       0.00
Total Principal Balance                                  25,908,861,451.77
Finance Charge Collections (excluding Recoveries)         3,932,370,471.35


Discount Percentage    January - March                               2.00%
Discount Option Receivables Collections                     349,403,120.50
Recoveries                                                  220,558,275.17
Total Collections of Finance Charge Receivables           4,502,331,867.01
Total Collections of Principal Receivables               67,945,429,014.93

Defaulted amount                                          1,254,383,314.81


New Principal Receivables                                67,096,870,775.79
Additions                                                             0.00


BALANCES AT DECEMBER 25, 2004

Ending Principal Receivables Balance                     24,058,009,498.44
Ending Required Minimum Principal Balance                21,694,250,000.00
Ending Transferor Amount                                  3,783,009,498.44
Ending Special Funding Account Balance                                0.00
Ending Total Principal Balance                           24,058,009,498.44


B. Series Allocations                                      Series 1999-1       Series 1999-2      Series 1999-3       Series 1999-5
---------------------                                      -------------       -------------      -------------       -------------

Group Number                                                           1                   1                   2                  2
Invested Amount                                                     0.00                0.00                0.00               0.00
Adjusted Invested Amount                                            0.00                0.00                0.00               0.00
Principal Funding Account Balance                                   0.00                0.00                0.00               0.00
Series Required Transferor Amount                                   0.00                0.00                0.00               0.00
Series Allocation Percentage                                       0.00%               0.00%               0.00%              0.00%
Series Alloc. Finance Charge Collections                   59,589,619.16       39,073,612.19       78,147,224.38      59,239,282.50
Series Allocable Recoveries                                 2,788,475.88        1,855,365.72        3,710,731.44       2,904,227.97
Series Alloc. Principal Collections                       872,151,011.68      580,695,454.08    1,161,390,908.16     901,447,049.32
Series Allocable Defaulted Amount                          17,964,986.92       11,823,166.69       23,646,333.37      17,970,654.19

B. Series Allocations                  Series 2000-1       Series 2000-2       Series 2000-3       Series 2000-4     Series 2000-5
---------------------                  -------------       -------------       -------------       -------------      -------------

Group Number                                       1                   2                   2                   2                  2
Invested Amount                       500,000,000.00      500,000,000.00    1,000,000,000.00    1,212,122,000.00     787,878,000.00
Adjusted Invested Amount              500,000,000.00      500,000,000.00    1,000,000,000.00    1,212,122,000.00     787,878,000.00
Principal Funding Account Balance               0.00                0.00                0.00                0.00               0.00
Series Required Transferor Amount      35,000,000.00       35,000,000.00       70,000,000.00       84,848,540.00      55,151,460.00
Series Allocation Percentage                   2.47%               2.47%               4.93%               5.98%              3.89%
Series Alloc. Finance
  Charge Collections                  116,112,548.10      116,112,548.10      232,225,096.20      281,485,148.06     182,965,044.34
Series Allocable Recoveries             5,690,898.79        5,690,898.79       11,381,797.58       13,796,127.25       8,967,467.92
Series Alloc.
  Principal Collections             1,754,287,693.19    1,754,287,693.19    3,508,575,386.38    4,252,821,414.49   2,764,329,358.27
Series Allocable Defaulted Amount      32,426,546.98       32,426,546.98       64,853,093.97       78,609,861.97      51,096,325.97

B. Series Allocations                  Series 2001-1       Series 2001-2       Series 2001-3       Series 2001-4      Series 2001-5
---------------------                  -------------       -------------       -------------       -------------      -------------

Group Number                                       2                   1                   2                   2                  2
Invested Amount                       750,000,000.00      250,000,000.00      750,000,000.00      725,000,000.00     500,000,000.00
Adjusted Invested Amount              750,000,000.00      250,000,000.00      750,000,000.00      725,000,000.00     500,000,000.00
Principal Funding Account Balance               0.00                0.00                0.00                0.00               0.00
Series Required Transferor Amount      52,500,000.00       17,500,000.00       52,500,000.00       50,750,000.00      35,000,000.00
Series Allocation Percentage                   3.70%               1.23%               3.70%               3.58%              2.47%
Series Alloc. Finance
  Charge Collections                  174,168,822.15       58,056,274.05      174,168,822.15      168,363,194.74     116,112,548.10
Series Allocable Recoveries             8,536,348.19        2,845,449.40        8,536,348.19        8,251,803.25       5,690,898.79
Series Alloc.
  Principal Collections             2,631,431,539.78      877,143,846.59    2,631,431,539.78    2,543,717,155.12   1,754,287,693.19
Series Allocable Defaulted Amount      48,639,820.48       16,213,273.49       48,639,820.48       47,018,493.13      32,426,546.98

B. Series Allocations                  Series 2001-6       Series 2001-7       Series 2002-1       Series 2002-2      Series 2002-3
---------------------                  -------------       -------------       -------------       -------------      -------------

Group Number                                       2                   2                   2                   2                  2
Invested Amount                       700,000,000.00      650,000,000.00      920,000,000.00      940,000,000.00     920,000,000.00
Adjusted Invested Amount              700,000,000.00      650,000,000.00      920,000,000.00      940,000,000.00     920,000,000.00
Principal Funding Account Balance               0.00                0.00                0.00                0.00               0.00
Series Required Transferor Amount      49,000,000.00       45,500,000.00       64,400,000.00       65,800,000.00      64,400,000.00
Series Allocation Percentage                   3.45%               3.21%               4.54%               4.64%              4.54%
Series Alloc. Finance
  Charge Collections                  162,557,567.34      150,946,312.53      213,647,088.50      218,291,590.43     213,647,088.50
Series Allocable Recoveries             7,967,258.31        7,398,168.43       10,471,253.78       10,698,889.73      10,471,253.78
Series Alloc.
  Principal Collections             2,456,002,770.46    2,280,574,001.15    3,227,889,355.47    3,298,060,863.20   3,227,889,355.47
Series Allocable Defaulted Amount      45,397,165.78       42,154,511.08       59,664,846.45       60,961,908.33      59,664,846.45

B. Series Allocations                  Series 2002-4       Series 2002-5       Series 2002-6       Series 2003-1      Series 2003-2
---------------------                  -------------       -------------       -------------       -------------      -------------

Group Number                                       2                   2                   2                   2                  2
Invested Amount                       500,000,000.00      600,000,000.00      720,000,000.00      920,000,000.00   1,100,000,000.00
Adjusted Invested Amount              500,000,000.00      600,000,000.00      720,000,000.00      920,000,000.00   1,100,000,000.00
Principal Funding Account Balance               0.00                0.00                0.00                0.00               0.00
Series Required Transferor Amount      35,000,000.00       42,000,000.00       50,400,000.00       64,400,000.00      77,000,000.00
Series Allocation Percentage                   2.47%               2.96%               3.55%               4.54%              5.43%
Series Alloc. Finance
  Charge Collections                  116,112,548.10      139,335,057.72      167,202,069.26      213,647,088.50     255,447,605.82
Series Allocable Recoveries             5,690,898.79        6,829,078.55        8,194,894.26       10,471,253.78      12,519,977.34
Series Alloc.
  Principal Collections             1,754,287,693.19    2,105,145,231.83    2,526,174,278.19    3,227,889,355.47   3,859,432,925.02
Series Allocable Defaulted Amount      32,426,546.98       38,911,856.38       46,694,227.66       59,664,846.45      71,338,403.37


B. Series Allocations                   Series 2003-3       Series 2003-4        Series 2004-1     Series 2004-2      Series 2004-3
---------------------                   -------------       -------------        -------------     -------------      -------------

Group Number                                        2                   1                    2                 2                  1
Invested Amount                        750,000,000.00      680,000,000.00       800,000,000.00    400,000,000.00     600,000,000.00
Adjusted Invested Amount               750,000,000.00      680,000,000.00       800,000,000.00    400,000,000.00     600,000,000.00
Principal Funding Account Balance                0.00                0.00                 0.00              0.00               0.00
Series Required Transferor Amount       52,500,000.00       47,600,000.00        56,000,000.00     28,000,000.00      42,000,000.00
Series Allocation Percentage                    3.70%               3.35%                3.95%             1.97%              2.96%
Series Alloc. Finance
  Charge Collections                   174,168,822.15      157,913,065.42       153,615,175.76     53,393,085.19      80,089,627.78
Series Allocable Recoveries              8,536,348.19        7,739,622.36         7,656,866.30      2,641,660.96       3,962,491.45
Series Alloc.
  Principal Collections              2,631,431,539.78    2,385,831,262.74     2,331,966,552.95    809,417,642.56   1,214,126,463.84
Series Allocable Defaulted Amount       48,639,820.48       44,100,103.90        42,108,005.86     13,849,759.97      20,774,639.95

B. Series Allocations                   Series 2004-4       Series 2004-5                                               Trust Total
---------------------                   -------------       -------------                                               -----------
Group Number                                        2                   2
Invested Amount                      1,100,000,000.00    1,000,000,000.00                                         20,275,000,000.00
Adjusted Invested Amount             1,100,000,000.00    1,000,000,000.00                                         20,275,000,000.00
Principal Funding Account Balance                0.00                0.00                                                      0.00
Series Required Transferor Amount       77,000,000.00       70,000,000.00                                          1,419,250,000.00
Series Allocation Percentage                    5.43%               4.93%                                                      100%
Series Alloc. Finance
  Charge Collections                   102,601,275.49       73,897,014.30                                          4,502,331,867.01
Series Allocable Recoveries              5,027,119.65        3,634,400.34                                            220,558,275.17
Series Alloc.
  Principal Collections              1,527,399,384.93    1,093,912,595.46                                         67,945,429,014.93
Series Allocable Defaulted Amount       25,780,647.69       18,495,706.43                                          1,254,383,314.81

C. Group Allocations
--------------------

1. Group 1 Allocations                  Series 1999-1       Series 1999-2        Series 2000-1      Series 2001-2     Series 2003-4
----------------------                  -------------       -------------        -------------      -------------     -------------

Invested Amount                                  0.00                0.00       500,000,000.00     250,000,000.00    680,000,000.00
Investor Finance Charge Collections     46,611,038.88       30,602,554.95        93,773,026.21      46,880,954.61    127,516,196.53

Investor Monthly Interest               13,356,190.10        9,437,261.72        34,280,415.36      13,283,723.31     11,967,544.90
Investor Default Amount                 14,042,232.64        9,254,537.15        26,057,057.05      13,028,528.53     35,437,597.59
Investor Monthly Fees                    5,000,000.00        3,333,333.33        10,000,000.00       5,000,000.00     13,600,000.00
Investor Additional Amounts                      0.00                0.00                 0.00               0.00              0.00
Total                                   32,398,422.74       22,025,132.21        70,337,472.41      31,312,251.83     61,005,142.48

Reallocated Investor Finance
  Charge Collections                    46,611,038.88       30,602,554.95       102,509,295.04      48,683,657.94    116,310,094.59
Available Excess                        14,212,616.14        8,577,422.74        32,171,822.63      17,371,406.11     55,304,952.11


1. Group 1 Allocations                  Series 2004-3                                                                 Group 1 Total
----------------------                  -------------                                                                 -------------

Invested Amount                        600,000,000.00                                                              2,030,000,000.00
Investor Finance
  Charge Collections                    66,771,772.28                                                                412,155,543.46

Investor Monthly Interest               15,582,741.67                                                                 97,907,877.06
Investor Default Amount                 17,277,748.16                                                                115,097,701.12
Investor Monthly Fees                    7,000,000.00                                                                 43,933,333.33
Investor Additional Amounts                      0.00                                                                          0.00
Total                                   39,860,489.83                                                                256,938,911.51

Reallocated Investor Finance
  Charge Collections                    67,427,785.05                                                                412,144,426.46
Available Excess                        27,567,295.22                                                                155,205,514.95

2. Group 2 Allocations                                   Series 1999-3       Series 1999-5        Series 2000-2       Series 2000-3
----------------------                                   -------------       -------------        -------------       -------------

Invested Amount                                                   0.00                0.00       500,000,000.00    1,000,000,000.00
Investor Finance Charge Collections                      61,204,487.88       45,797,781.58        93,772,512.21      187,532,406.43

Investor Monthly Interest                                 4,508,488.89        3,645,410.42         8,824,505.21       17,566,618.06
Investor Default Amount                                  18,509,074.31       13,879,673.98        26,057,057.05       52,114,114.10
Investor Monthly Fees                                     6,666,666.67        5,000,000.00        10,000,000.00       20,000,000.00
Investor Additional Amounts                                       0.00                0.00                 0.00                0.00
Total                                                    29,684,229.87       22,525,084.40        44,881,562.26       89,680,732.16

Reallocated Investor Finance
  Charge Collections                                     61,204,487.88       45,877,606.30        93,869,115.39      187,702,390.49
Investment Funding Account Proceeds                               0.00                0.00                 0.00                0.00
Available Excess                                         31,520,258.01       23,354,396.91        48,987,553.12       98,021,658.34



2. Group 2 Allocations                       Series 2000-4     Series 2000-5     Series 2001-1     Series 2001-3      Series 2001-4
----------------------                       -------------     -------------     -------------     -------------      -------------

Invested Amount                           1,212,122,000.00    787,878,000.00    750,000,000.00    750,000,000.00     725,000,000.00
Investor Finance Charge Collections         227,301,745.84    147,745,891.01    140,642,863.82    140,642,863.82     135,954,768.36

Investor Monthly Interest                    21,458,215.38     13,742,282.45     13,136,294.79     13,018,189.58      12,613,330.49
Investor Default Amount                      63,168,664.21     41,059,563.99     39,085,585.58     39,085,585.58      37,782,732.72
Investor Monthly Fees                        24,242,440.00     15,757,560.00     15,000,000.00     15,000,000.00      14,500,000.00
Investor Additional Amounts                           0.00              0.00              0.00              0.00               0.00
Total                                       108,869,319.58     70,559,406.44     67,221,880.37     67,103,775.16      64,896,063.21

Reallocated Investor Finance
  Charge Collections                        227,621,673.61    147,813,685.18    140,729,539.75    140,665,118.91     135,981,829.88
Investment Funding Account Proceeds              19,928.00              0.00              0.00              0.00               0.00
Available Excess                            118,772,282.04     77,254,278.74     73,507,659.38     73,561,343.75      71,085,766.67

2. Group 2 Allocations                       Series 2001-5     Series 2001-6     Series 2001-7     Series 2002-1      Series 2002-2
----------------------                       -------------     -------------     -------------     -------------      -------------
Invested Amount                             500,000,000.00    700,000,000.00    650,000,000.00    920,000,000.00     940,000,000.00
Investor Finance Charge Collections          93,761,909.21    131,266,672.90    121,890,481.98    172,521,912.95     176,272,389.32

Investor Monthly Interest                     8,959,010.42     12,101,974.31     11,242,877.57     15,902,276.67      16,221,418.11
Investor Default Amount                      26,057,057.05     36,479,879.87     33,874,174.17     47,944,984.97      48,987,267.25
Investor Monthly Fees                        10,000,000.00     14,000,000.00     13,000,000.00     18,400,000.00      18,800,000.00
Investor Additional Amounts                           0.00              0.00              0.00              0.00               0.00
Total                                        45,016,067.47     62,581,854.18     58,117,051.73     82,247,261.64      84,008,685.37

Reallocated Investor Finance
  Charge Collections                         93,944,469.55    131,241,858.76    121,870,993.61    172,469,622.31     176,210,226.45
Investment Funding Account Proceeds                   0.00              0.00              0.00              0.00               0.00
Available Excess                             48,928,402.09     68,660,004.59     63,753,941.88     90,222,360.67      92,201,541.09

2. Group 2 Allocations                       Series 2002-3     Series 2002-4     Series 2002-5     Series 2002-6      Series 2003-1
----------------------                       -------------     -------------     -------------     -------------      -------------
Invested Amount                             920,000,000.00    500,000,000.00    600,000,000.00    720,000,000.00     920,000,000.00
Investor Finance Charge Collections         172,521,912.95     93,761,909.21    112,514,291.05    135,017,149.27     172,521,912.95

Investor Monthly Interest                    15,868,737.56      8,269,561.81     10,700,075.00     12,657,435.00      15,920,727.78
Investor Default Amount                      47,944,984.97     26,057,057.05     31,268,468.46     37,522,162.15      47,944,984.97
Investor Monthly Fees                        18,400,000.00     10,000,000.00     12,000,000.00     14,400,000.00      18,400,000.00
Investor Additional Amounts                           0.00              0.00              0.00              0.00               0.00
Total                                        82,213,722.53     44,326,618.86     53,968,543.46     64,579,597.15      82,265,712.75

Reallocated Investor Finance
  Charge Collections                        172,456,043.37     93,503,925.11    112,699,538.46    135,117,676.16     172,473,142.59
Investment Funding Account Proceeds                   0.00              0.00              0.00              0.00               0.00
Available Excess                             90,242,320.84     49,177,306.25     58,730,995.00     70,538,079.00      90,207,429.84

2. Group 2 Allocations                       Series 2003-2     Series 2003-3     Series 2004-1     Series 2004-2      Series 2004-4
----------------------                       -------------     -------------     -------------     -------------      -------------
Invested Amount                           1,100,000,000.00    750,000,000.00    800,000,000.00    400,000,000.00   1,100,000,000.00
Investor Finance Charge Collections         206,276,200.27    140,642,863.82    125,489,469.78     44,514,514.85      88,369,473.82

Investor Monthly Interest                    19,030,653.89     12,954,120.83     12,107,331.11      4,982,291.67       9,874,831.39
Investor Default Amount                      57,325,525.51     39,085,585.58     34,238,051.18     11,518,498.78      22,199,581.18
Investor Monthly Fees                        22,000,000.00     15,000,000.00     13,333,333.33      4,666,666.67       9,166,666.67
Investor Additional Amounts                           0.00              0.00              0.00              0.00               0.00
Total                                        98,356,179.40     67,039,706.41     59,678,715.63     21,167,457.11      41,241,079.24

Reallocated Investor Finance
  Charge Collections                        206,204,056.90    140,583,753.29    125,217,900.77     44,789,423.93      88,166,978.61
Investment Funding Account Proceeds                   0.00              0.00              0.00              0.00               0.00
Available Excess                            107,847,877.50     73,544,046.88     65,538,685.14     23,621,966.82      46,925,899.37


                                      - 5 -


2. Group 2 Allocations                       Series 2004-5                                                            Group 2 Total
----------------------                       -------------                                                            -------------

Invested Amount                            1,000,000,000.00                                                       18,245,000,000.00
Investor Finance Charge Collections           64,530,210.35                                                        3,232,468,595.60

Investor Monthly Interest                      7,188,891.67                                                          302,495,550.00
Investor Default Amount                       16,150,873.26                                                          895,341,187.93
Investor Monthly Fees                          6,666,666.67                                                          344,400,000.00
Investor Additional Amounts                            0.00                                                                    0.00
Total                                         30,006,431.60                                                        1,542,236,737.95

Reallocated Investor Finance
  Charge Collections                          64,032,472.34                                                        3,232,447,529.60
Investment Funding Account Proceeds                    0.00                                                               19,928.00
Available Excess                              34,026,040.74                                                        1,690,232,094.64




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series         Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations         Interest            Interest
----------------------------------                       -----------         --------            --------

Invested /Transferor Amount at 12/26/03               1,337,231,558.80    1,000,000,000.00    337,231,558.80
Adjusted Invested Amount at 12/26/03                               N/A    1,000,000,000.00               N/A
Collections of Finance Chg. Receivables                  59,589,619.16       46,611,038.88     12,988,570.30
Collections of Principal Receivables                    872,151,011.68      681,327,997.29    190,823,014.39
Defaulted Amount                                         17,964,986.92       14,042,232.64      3,922,754.28

Invested / Transferor Amounts at 12/25/04                           --                  --                --


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A              Class B         Interest              Total
--------------------------------------                      -------              -------         --------              -----

Monthly Interest Due                                     12,110,000.00          877,500.00        368,690.10        13,356,190.10
Investor Default Amount                                  12,146,531.23          842,533.96      1,053,167.45        14,042,232.64
Investor Monthly Fees Due                                 4,325,000.00          300,000.00        375,000.00         5,000,000.01
Investor Additional Amounts Due                                    --                   --                --                   --
Total Due                                                28,581,531.23        2,020,033.96      1,796,857.55        32,398,422.74

Reallocated Investor Finance Charge Collections                                                                           N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates -- Balances and Distributions               Class A             Class B         Interest              Total
---------------------------------------------               -------             -------         --------              -----

Certificates Balance at 12/26/03                        865,000,000.00       60,000,000.00     75,000,000.00     1,000,000,000.00
Interest Distributions                                   12,110,000.01          877,500.00        368,690.11        13,356,190.10
Principal Deposits - Prin. Funding Account              865,000,000.00       60,000,000.00                --       925,000,000.00
Principal Distributions                                 865,000,000.00       60,000,000.00     75,000,000.00     1,000,000,000.00
Total Distributions                                     877,110,000.01       60,877,500.00     75,368,690.11     1,013,356,190.10
Certificates Balance at 12/25/04                                    --                  --                --                   --


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,014.00

      2.   Amount in respect of Class A Monthly Interest    $            14.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,014.63

      2.   Amount in respect of Class B Monthly Interest    $            14.63

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    75,368,690.11

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       368,690.11

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $    75,000,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 1999-1                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-1:                                              $             0.00


III. Series 1999-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------          --------              --------

Invested /Transferor Amount at 12/26/03              668,615,779.40     500,000,000.00       168,615,779.40
Adjusted Invested Amount at 12/26/03                           N/A      500,000,000.00                  N/A
Collections of Finance Chg. Receivables               39,073,612.19      30,602,554.96         8,477,820.25
Collections of Principal Receivables                 580,695,454.08     454,368,455.35       126,326,998.72
Defaulted Amount                                      11,823,166.69       9,254,537.15         2,568,629.53

Invested / Transferor Amounts at 12/25/04                     --                 --                   --

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A             Class B             Interest                Total
--------------------------------------                   -------             -------             --------                -----

Monthly Interest Due                                   8,577,916.67         610,000.00           249,345.05           9,437,261.73
Investor Default Amount                                8,005,174.64         555,272.23           694,090.29           9,254,537.15
Investor Monthly Fees Due                              2,883,333.33         200,000.00           250,000.00           3,333,333.32
Investor Additional Amounts Due                               --                 --                   --                     --
Total Due                                             19,466,424.63       1,365,272.23         1,193,435.34          22,025,132.21

Reallocated Investor Finance Charge Collections                                                                                N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A            Class B              Interest                Total
--------------------------------------------             -------            -------              --------                -----

Certificates Balance at 12/26/03                     432,500,000.00      30,000,000.00        37,500,000.00         500,000,000.00
Interest Distributions                                 8,577,916.68         610,000.00           249,345.05           9,437,261.73
Principal Deposits - Prin. Funding Account           432,500,000.00      30,000,000.00                --            462,500,000.00
Principal Distributions                              432,500,000.00      30,000,000.00        37,500,000.00         500,000,000.00
Total Distributions                                  441,077,916.68      30,610,000.00        37,749,345.05         509,437,261.73
Certificates Balance at 12/25/04                              --                 --                   --                     --



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,019.83

      2.   Amount in respect of Class A Monthly Interest    $            19.83

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.    Amount of Class A Investor Charge-Offs per $1,000 original
            certificate principal amount:                   $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,020.33

      2.   Amount in respect of Class B Monthly Interest    $            20.33

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    37,749,345.05

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       249,345.05

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $    37,500,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral
           Invested Amount:                                 $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 1999-2                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-2:                                              $             0.00


IV. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations          Interest            Interest
----------------------------------                    -----------          --------            --------

Invested /Transferor Amount at 12/26/03             1,337,231,558.80    1,000,000,000.00     337,231,558.80
Adjusted Invested Amount at 12/26/03                             N/A    1,000,000,000.00                N/A
Collections of Finance Chg. Receivables                78,147,224.38       61,204,487.88      16,955,640.50
Collections of Principal Receivables                1,161,390,908.16      908,736,910.71     252,653,997.45
Defaulted Amount                                       23,646,333.37       18,509,074.31       5,137,259.06

Invested / Transferor Amounts at 12/25/04                      --                  --                 --

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                    Class A              Class B           Interest              Total
--------------------------------------                    -------              -------           --------              -----

Monthly Interest Due                                    3,484,278.65          392,536.11         631,674.13          4,508,488.89
Investor Default Amount                                15,269,986.31        1,480,725.94       1,758,362.06         18,509,074.31
Investor Monthly Fees Due                               5,500,000.00          533,333.33         633,333.33          6,666,666.68
Investor Additional Amounts Due                                --                  --                 --                    --
Total Due                                              24,254,264.94        2,406,595.40       3,023,369.53         29,684,229.87

Reallocated Investor Finance Charge Collections                                                                               N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions              Class A             Class B            Interest             Total
--------------------------------------------              -------             -------            --------             -----

Certificates Balance at 12/26/03                      825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00
Interest Distributions                                  3,484,278.64          392,536.11         631,674.14          4,508,488.89
Principal Deposits - Prin. Funding Account            825,000,000.00       80,000,000.00              --           905,000,000.00
Principal Distributions                               825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00
Total Distributions                                   828,484,278.64       80,392,536.11      95,631,674.14      1,004,508,488.89
Certificates Balance at 12/25/04                               --                  --                 --                    --



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,004.22

      2.   Amount in respect of Class A Monthly Interest    $             4.22

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,004.91

      2.   Amount in respect of Class B Monthly Interest    $             4.91

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    95,631,674.14

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       631,674.14

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $    95,000,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 1999-3                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-3:                                              $             0.00


V. Series 1999-5 Certificates

---------------------------------------------------------------------------------------------------------------------

                                                     Series           Total Investor       Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------           --------            --------

Invested /Transferor Amount at 12/26/03           668,615,779.40      500,000,000.00      168,615,779.40
Adjusted Invested Amount at 12/26/03                        N/A       500,000,000.00                N/A
Collections of Finance Chg. Receivables            59,239,282.50       45,797,781.59       13,448,208.92
Collections of Principal Receivables              901,447,049.32      696,154,436.09      205,292,613.23
Defaulted Amount                                   17,970,654.19       13,879,673.98        4,090,980.21

Invested / Transferor Amounts at 12/25/04                  --                  --                  --


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------             --------               -----

Monthly Interest Due                                2,836,667.97          323,604.17          485,138.28          3,645,410.42
Investor Default Amount                            11,450,731.03        1,110,373.92        1,318,569.03         13,879,673.98
Investor Monthly Fees Due                           4,125,000.00          400,000.00          475,000.00          4,999,999.98
Investor Additional Amounts Due                            --                  --                  --                    --
Total Due                                          18,412,399.00        1,833,978.09        2,278,707.30         22,525,084.40

Reallocated Investor Finance Charge Collections                                                                           N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions          Class A            Class B             Interest               Total
--------------------------------------------          -------            -------             --------               -----

Certificates Balance at 12/26/03                  412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                              2,836,667.96          323,604.17          485,138.27          3,645,410.42
Principal Deposits - Prin. Funding Account        412,500,000.00       40,000,000.00               --           452,500,000.00
Principal Distributions                           412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00
Total Distributions                               415,336,667.96       40,323,604.17       47,985,138.27        503,645,410.42
Certificates Balance at 12/25/04                           --                  --                  --                    --

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,006.88

      2.   Amount in respect of Class A Monthly Interest    $             6.88

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,008.09

      2.   Amount in respect of Class B Monthly Interest    $             8.09

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    47,985,138.27

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       485,138.27

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $    47,500,000.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 1999-5                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-5:                                              $             0.00


VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series         Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations         Interest            Interest
----------------------------------                       -----------         --------            --------

Invested /Transferor Amount at 12/26/03                 668,615,779.40     500,000,000.00      168,615,779.40
Adjusted Invested Amount at 12/26/03                               N/A     500,000,000.00                 N/A
Collections of Finance Chg. Receivables                 116,112,548.10      93,773,026.23       22,350,638.89
Collections of Principal Receivables                  1,754,287,693.19   1,414,826,864.89      339,460,828.30
Defaulted Amount                                         32,426,546.98      26,057,057.05        6,369,489.93

Invested / Transferor Amounts at 12/25/04               593,292,466.05     500,000,000.00       93,292,466.05

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A            Class B             Interest             Total
--------------------------------------                      -------            -------             --------             -----

Monthly Interest Due                                     31,140,000.00       2,220,000.00          920,415.36       34,280,415.38
Investor Default Amount                                  22,539,354.35       1,563,423.42        1,954,279.28       26,057,057.05
Investor Monthly Fees Due                                 8,650,000.00         600,000.00          750,000.00        9,999,999.96
Investor Additional Amounts Due                                  --                 --                  --                  --
Total Due                                                62,329,354.37       4,383,423.43        3,624,694.66       70,337,472.42

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A           Class B             Interest            Total

Certificates Balance at 12/26/03                        432,500,000.00      30,000,000.00       37,500,000.00      500,000,000.00
Interest Distributions                                   31,140,000.00       2,220,000.00          920,415.38       34,280,415.38
Principal Deposits - Prin. Funding Account                       --                 --                  --                  --
Principal Distributions                                          --                 --                  --                  --
Total Distributions                                      31,140,000.00       2,220,000.00          920,415.38       34,280,415.38
Certificates Balance at 12/25/04                        432,500,000.00      30,000,000.00       37,500,000.00      500,000,000.00




D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            72.00

      2.   Amount in respect of Class A Monthly Interest    $            72.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            74.00

      2.   Amount in respect of Class B Monthly Interest    $            74.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       920,415.38

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       920,415.38

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2000-1                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-1:                                              $             0.00


VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series            Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations            Interest            Interest
----------------------------------                    -----------            --------            --------

Invested /Transferor Amount at 12/26/03               668,615,779.40      500,000,000.00      168,615,779.40
Adjusted Invested Amount at 12/26/03                            N/A       500,000,000.00                 N/A
Collections of Finance Chg. Receivables               116,112,548.10       93,772,512.23       22,350,638.89
Collections of Principal Receivables                1,754,287,693.19    1,414,826,864.89      339,460,828.30
Defaulted Amount                                       32,426,546.98       26,057,057.05        6,369,489.93

Invested / Transferor Amounts at 12/25/04             593,292,466.05      500,000,000.00       93,292,466.05

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                    Class A             Class B            Interest                Total
--------------------------------------                    -------             -------            --------                -----

Monthly Interest Due                                    7,016,897.14          756,276.39        1,051,331.68         8,824,505.23
Investor Default Amount                                21,497,072.07        2,084,564.56        2,475,420.42        26,057,057.05
Investor Monthly Fees Due                               8,250,000.00          800,000.00          950,000.00         9,999,999.96
Investor Additional Amounts Due                                --                  --                  --                   --
Total Due                                              36,763,969.21        3,640,840.96        4,476,752.10        44,881,562.26

Reallocated Investor Finance Charge Collections                                                                              N/A

----------------------------------------------------------------------------------------------------------------------------------

C. Certificates - Balances and Distributions              Class A             Class B            Interest                Total
--------------------------------------------              -------             -------            --------                -----

Certificates Balance at 12/26/03                      412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                  7,016,897.14          756,276.39        1,051,331.68         8,824,505.23
Principal Deposits - Prin. Funding Account                     --                  --                  --                   --
Principal Distributions                                        --                  --                  --                   --
Total Distributions                                     7,016,897.14          756,276.39        1,051,331.68         8,824,505.23
Certificates Balance at 12/25/04                      412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            17.01

      2.   Amount in respect of Class A Monthly Interest    $            17.01

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            18.91

      2.   Amount in respect of Class B Monthly Interest    $            18.91

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,051,331.68

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,051,331.68

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2000-2                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-2:                                              $             0.00

VIII. Series 2000-3 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest            Interest
----------------------------------                      -----------          --------            --------

Invested /Transferor Amount at 12/26/03               1,337,231,558.80   1,000,000,000.00     337,231,558.80
Adjusted Invested Amount at 12/26/03                               N/A   1,000,000,000.00                N/A
Collections of Finance Chg. Receivables                 232,225,096.20     187,532,406.44      44,701,277.78
Collections of Principal Receivables                  3,508,575,386.38   2,829,653,729.78     678,921,656.60
Defaulted Amount                                         64,853,093.97      52,114,114.10      12,738,979.87

Invested / Transferor Amounts at 12/25/04             1,186,584,932.11   1,000,000,000.00     186,584,932.11
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A             Class B            Interest             Total
--------------------------------------                     -------             -------            --------             -----

Monthly Interest Due                                     13,991,513.02       1,512,552.78       2,062,552.26        17,566,618.05
Investor Default Amount                                  42,994,144.13       4,169,129.13       4,950,840.84        52,114,114.10
Investor Monthly Fees Due                                16,500,000.00       1,600,000.00       1,900,000.00        20,000,000.04
Investor Additional Amounts Due                                  --                 --                 --                   --
Total Due                                                73,485,657.15       7,281,681.91       8,913,393.10        89,680,732.15

Reallocated Investor Finance Charge Collections                                                                               N/A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A             Class B           Interest             Total
--------------------------------------------                -------             -------           --------             -----

Certificates Balance at 12/26/03                        825,000,000.00      80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                   13,991,513.01       1,512,552.77       2,062,552.26        17,566,618.05
Principal Deposits - Prin. Funding Account                       --                 --                 --                   --
Principal Distributions                                          --                 --                 --                   --
Total Distributions                                      13,991,513.01       1,512,552.77       2,062,552.26        17,566,618.05
Certificates Balance at 12/25/04                        825,000,000.00      80,000,000.00      95,000,000.00     1,000,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.96

      2.   Amount in respect of Class A Monthly Interest    $            16.96

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            18.91

      2.   Amount in respect of Class B Monthly Interest    $            18.91

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,062,552.26

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,062,552.26

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2000-3                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-3:                                              $             0.00

IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------          --------             --------

Invested /Transferor Amount at 12/26/03              1,620,887,791.52   1,212,122,000.00      408,765,791.52
Adjusted Invested Amount at 12/26/03                             N/A    1,212,122,000.00                 N/A
Collections of Finance Chg. Receivables                281,485,148.06     227,311,287.84       54,183,402.22
Collections of Principal Receivables                 4,252,821,414.49   3,429,885,538.25      822,935,876.24
Defaulted Amount                                        78,609,861.97      63,168,664.21       15,441,197.76

Invested / Transferor Amounts at 12/25/04            1,438,285,701.07   1,212,122,000.00      226,163,701.07

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A           Class B              Interest              Total
--------------------------------------                     -------           -------              --------              -----

Monthly Interest Due                                    17,056,250.00       1,877,581.63        2,524,383.74         21,458,215.38
Investor Default Amount                                 52,114,114.10       5,053,505.64        6,001,044.47         63,168,664.21
Investor Monthly Fees Due                               20,000,000.00       1,939,400.00        2,303,040.00         24,242,439.96
Investor Additional Amounts Due                                 --                 --                  --                    --
Total Due                                               89,170,364.11       8,870,487.27       10,828,468.21        108,869,319.58

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A            Class B             Interest              Total
--------------------------------------------               -------            -------             --------              -----

Certificates Balance at 12/26/03                     1,000,000,000.00      96,970,000.00      115,152,000.00      1,212,122,000.00
Interest Distributions                                  17,056,249.98       1,877,581.61        2,524,383.74         21,458,215.38
Principal Deposits - Prin. Funding Account                      --                 --                  --                    --
Principal Distributions                                         --                 --                  --                    --
Total Distributions                                     15,701,666.66       1,744,409.49        2,524,383.74         19,970,459.90
Interest Funding Account Balance at 12/25/04             2,469,722.22         260,095.09               --             2,729,817.31
Certificates Balance at 12/25/04                     1,000,000,000.00      96,970,000.00      115,152,000.00      1,212,122,000.00


Reallocated Investor Finance Charge Collections                                                                                N/A
Interest and Principal Funding Investment Proceeds                                                                       19,928.00

------------------------------------------------------------------------------------------------------------------------------------

                                     - 28 -

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            17.06

      2.   Amount in respect of Class A Monthly Interest    $            17.06

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.36

      2.   Amount in respect of Class B Monthly Interest    $            19.36

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,524,383.74

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,524,383.74

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2000-4                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-4:                                              $             0.00

X. Series 2000-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series           Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest              Interest
----------------------------------                    -----------            --------              --------

Invested /Transferor Amount at 12/26/03            1,053,575,326.09        787,878,000.00       265,697,326.09
Adjusted Invested Amount at 12/26/03                            N/A        787,878,000.00                  N/A
Collections of Finance Chg. Receivables              182,965,044.34        147,745,891.02        35,219,153.33
Collections of Principal Receivables               2,764,329,358.27      2,229,421,921.31       534,907,436.96
Defaulted Amount                                      51,096,325.97         41,059,563.99        10,036,761.98

Invested / Transferor Amounts at 12/25/04            934,884,163.14        787,878,000.00       147,006,163.14

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Collateral
B. Monthly Period Funding Requirements                  Class A                 Class B             Interest             Total
--------------------------------------                  -------                 -------             --------             -----

Monthly Interest Due                                  10,890,366.32          1,211,084.24         1,640,831.89        13,742,282.45
Investor Default Amount                               33,874,174.17          3,284,752.61         3,900,637.21        41,059,563.99
Investor Monthly Fees Due                             13,000,000.00          1,260,600.00         1,496,960.00        15,757,560.00
Investor Additional Amounts Due                               --                    --                   --                   --
Total Due                                             57,764,540.48          5,756,436.86         7,038,429.10        70,559,406.44

Reallocated Investor Finance Charge Collections                                                                                N/A


                                                                                                   Collateral
C. Certificates - Balances and Distributions            Class A                 Class B             Interest             Total
--------------------------------------------            -------                 -------             --------             -----

Certificates Balance at 12/26/03                     650,000,000.00         63,030,000.00        74,848,000.00       787,878,000.00
Interest Distributions                                10,890,366.32          1,211,084.26         1,640,831.87        13,742,282.45
Principal Deposits - Prin. Funding Account                    --                    --                   --                   --
Principal Distributions                                       --                    --                   --                   --
Total Distributions                                   10,890,366.32          1,211,084.26         1,640,831.87        13,742,282.45
Certificates Balance at 12/25/04                     650,000,000.00         63,030,000.00        74,848,000.00       787,878,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.75

      2.   Amount in respect of Class A Monthly Interest    $            16.75

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.21

      2.   Amount in respect of Class B Monthly Interest    $            19.21

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,640,831.87

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,640,831.87

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2000-5                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-5:                                              $             0.00


XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------          --------            --------

Invested /Transferor Amount at 12/26/03               1,002,923,669.10     750,000,000.00     252,923,669.10
Adjusted Invested Amount at 12/26/03                               N/A     750,000,000.00                N/A
Collections of Finance Chg. Receivables                 174,168,822.15     140,642,863.81      33,525,958.33
Collections of Principal Receivables                  2,631,431,539.78   2,122,240,297.34     509,191,242.45
Defaulted Amount                                         48,639,820.48      39,085,585.58       9,554,234.90

Invested / Transferor Amounts at 12/25/04               889,938,699.08     750,000,000.00     139,938,699.08

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A            Class B            Interest            Total
--------------------------------------                      -------            -------            --------            -----

Monthly Interest Due                                     10,366,791.02       1,177,464.58       1,592,039.19       13,136,294.81
Investor Default Amount                                  32,245,608.10       3,126,846.85       3,713,130.63       39,085,585.58
Investor Monthly Fees Due                                12,375,000.00       1,200,000.00       1,425,000.00       15,000,000.00
Investor Additional Amounts Due                                  --                 --                 --                  --
Total Due                                                54,987,399.12       5,504,311.45       6,730,169.84       67,221,880.36

Reallocated Investor Finance Charge Collections                                                                              N/A

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A             Class B            Interest            Total
--------------------------------------------               -------             -------            --------            -----

Certificates Balance at 12/26/03                        618,750,000.00      60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                   10,366,791.03       1,177,464.60       1,592,039.20       13,136,294.81
Principal Deposits - Prin. Funding Account                       --                 --                 --                  --
Principal Distributions                                          --                 --                 --                  --
Total Distributions                                      10,366,791.03       1,177,464.60       1,592,039.20       13,136,294.81
Certificates Balance at 12/25/04                        618,750,000.00      60,000,000.00      71,250,000.00      750,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.75

      2.   Amount in respect of Class A Monthly Interest    $            16.75

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.62

      2.   Amount in respect of Class B Monthly Interest    $            19.62

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,592,039.20

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,592,039.20

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2001-1                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-1:                                              $             0.00


XII. Series 2001-2 Certificates
-------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest             Interest
----------------------------------                      -----------          --------             --------

Invested /Transferor Amount at 12/26/03                 334,307,889.70     250,000,000.00      84,307,889.70
Adjusted Invested Amount at 12/26/03                               N/A     250,000,000.00                N/A
Collections of Finance Chg. Receivables                  58,056,274.05      46,880,954.59      11,175,319.44
Collections of Principal Receivables                    877,143,846.59     707,413,432.45     169,730,414.15
Defaulted Amount                                         16,213,273.49      13,028,528.53       3,184,744.97

Invested / Transferor Amounts at 12/25/04               296,646,233.03     250,000,000.00      46,646,233.03

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A               Class B            Interest             Total
--------------------------------------                    -------               -------            --------             -----

Monthly Interest Due                                     11,958,625.00         874,500.00         450,598.31       13,283,723.30
Investor Default Amount                                  11,269,677.17         781,711.71         977,139.64       13,028,528.53
Investor Monthly Fees Due                                 4,325,000.00         300,000.00         375,000.00        5,000,000.04
Investor Additional Amounts Due                                  --                 --                 --                  --
Total Due                                                27,553,302.16       1,956,211.70       1,802,737.95       31,312,251.83

Reallocated Investor Finance Charge Collections                                                                              N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest             Total
--------------------------------------------             -------               -------            --------             -----

Certificates Balance at 12/26/03                        216,250,000.00      15,000,000.00      18,750,000.00      250,000,000.00
Interest Distributions                                   11,958,624.96         874,500.00         450,598.32       13,283,723.30
Principal Deposits - Prin. Funding Account                       --                 --                 --                  --
Principal Distributions                                          --                 --                 --                  --
Total Distributions                                      11,958,624.96         874,500.00         450,598.32       13,283,723.30
Certificates Balance at 12/25/04                        216,250,000.00      15,000,000.00      18,750,000.00      250,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            55.30

      2.   Amount in respect of Class A Monthly Interest    $            55.30

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            58.30

      2.   Amount in respect of Class B Monthly Interest    $            58.30

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       450,598.32

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       450,598.32

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2001-2                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-2:                                              $             0.00


XIII. Series 2001-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest            Interest
----------------------------------                      -----------          --------            --------

Invested /Transferor Amount at 12/26/03               1,002,923,669.10     750,000,000.00     252,923,669.10
Adjusted Invested Amount at 12/26/03                               N/A     750,000,000.00                N/A
Collections of Finance Chg. Receivables                 174,168,822.15     140,642,863.81      33,525,958.33
Collections of Principal Receivables                  2,631,431,539.78   2,122,240,297.34     509,191,242.45
Defaulted Amount                                         48,639,820.48      39,085,585.58       9,554,234.90

Invested / Transferor Amounts at 12/25/04               889,938,699.08     750,000,000.00     139,938,699.08

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A             Class B            Interest           Total
--------------------------------------                     -------             -------            --------           -----

Monthly Interest Due                                     10,303,369.14       1,152,864.58       1,561,955.86       13,018,189.58
Investor Default Amount                                  32,245,608.10       3,126,846.85       3,713,130.63       39,085,585.58
Investor Monthly Fees Due                                12,375,000.00       1,200,000.00       1,425,000.00       15,000,000.00
Investor Additional Amounts Due                                  --                 --                 --                  --
Total Due                                                54,923,977.24       5,479,711.43       6,700,086.51       67,103,775.17

Reallocated Investor Finance Charge Collections                                                                              N/A

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A             Class B            Interest           Total
--------------------------------------------               -------             -------            --------           -----

Certificates Balance at 12/26/03                        618,750,000.00      60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                   10,303,369.15       1,152,864.58       1,561,955.87       13,018,189.58
Principal Deposits - Prin. Funding Account                       --                 --                 --                  --
Principal Distributions                                          --                 --                 --                  --
Total Distributions                                      10,303,369.15       1,152,864.58       1,561,955.87       13,018,189.58
Certificates Balance at 12/25/04                        618,750,000.00      60,000,000.00      71,250,000.00      750,000,000.00



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.65

      2.   Amount in respect of Class A Monthly Interest    $            16.65

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.21

      2.   Amount in respect of Class B Monthly Interest    $            19.21

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,561,955.87

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,561,955.87

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2001-3                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-3:                                              $             0.00

XIV. Series 2001-4 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations         Interest            Interest
----------------------------------                       -----------         --------            --------

Invested /Transferor Amount at 12/26/03                969,492,880.13      725,000,000.00     244,492,880.13
Adjusted Invested Amount at 12/26/03                              N/A      725,000,000.00                N/A
Collections of Finance Chg. Receivables                168,363,194.74      135,954,768.36      32,408,426.39
Collections of Principal Receivables                 2,543,717,155.12    2,051,498,954.09     492,218,201.03
Defaulted Amount                                        47,018,493.13       37,782,732.72       9,235,760.40

Invested / Transferor Amounts at 12/25/04              860,274,075.78      725,000,000.00     135,274,075.78


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A            Class B            Interest           Total
--------------------------------------                    -------            -------            --------           -----

Monthly Interest Due                                     9,959,923.50        1,114,435.76       1,538,971.22     12,613,330.50
Investor Default Amount                                 31,170,754.50        3,022,618.62       3,589,359.61     37,782,732.72
Investor Monthly Fees Due                               11,962,500.00        1,160,000.00       1,377,500.00     14,499,999.96
Investor Additional Amounts Due                                     -                   -                  -                 -
Total Due                                               53,093,178.01        5,297,054.40       6,505,830.82     64,896,063.22

Reallocated Investor Finance Charge Collections                                                                            N/A

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions               Class A            Class B            Interest           Total
--------------------------------------------               -------            -------            --------           -----

Certificates Balance at 12/26/03                       598,125,000.00       58,000,000.00      68,875,000.00    725,000,000.00
Interest Distributions                                   9,959,923.53        1,114,435.77       1,538,971.23     12,613,330.50
Principal Deposits - Prin. Funding Account                          -                   -                  -                 -
Principal Distributions                                             -                   -                  -                 -
Total Distributions                                      9,959,923.53        1,114,435.77       1,538,971.23     12,613,330.50
Certificates Balance at 12/25/04                       598,125,000.00       58,000,000.00      68,875,000.00    725,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.65

      2.   Amount in respect of Class A Monthly Interest    $            16.65

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.21

      2.   Amount in respect of Class B Monthly Interest    $            19.21

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,538,971.23

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,538,971.23

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2001-4                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-4:                                              $             0.00


XV. Series 2001-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest             Interest
----------------------------------                     -----------           --------             --------

Invested /Transferor Amount at 12/26/03               668,615,779.40       500,000,000.00      168,615,779.40
Adjusted Invested Amount at 12/26/03                             N/A       500,000,000.00                 N/A
Collections of Finance Chg. Receivables               116,112,548.10        93,761,909.23       22,350,638.89
Collections of Principal Receivables                1,754,287,693.19     1,414,826,864.89      339,460,828.30
Defaulted Amount                                       32,426,546.98        26,057,057.05        6,369,489.93

Invested / Transferor Amounts at 12/25/04             593,292,466.05       500,000,000.00       93,292,466.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A             Class B             Interest              Total
--------------------------------------                    -------             -------             --------              -----

Monthly Interest Due                                    7,080,319.01           797,276.39        1,081,415.02         8,959,010.41
Investor Default Amount                                21,497,072.07         2,084,564.56        2,475,420.42        26,057,057.05
Investor Monthly Fees Due                               8,250,000.00           800,000.00          950,000.00         9,999,999.96
Investor Additional Amounts Due                                    -                    -                   -                    -
Total Due                                              36,827,391.08         3,681,840.95        4,506,835.44        45,016,067.47

Reallocated Investor Finance Charge Collections                                                                                N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A             Class B            Interest              Total
--------------------------------------------               -------             -------            --------              -----

Certificates Balance at 12/26/03                      412,500,000.00        40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                  7,080,319.00           797,276.38        1,081,415.01         8,959,010.41
Principal Deposits - Prin. Funding Account                         -                    -                   -                    -
Principal Distributions                                            -                    -                   -                    -
Total Distributions                                     7,080,319.00           797,276.38        1,081,415.01         8,959,010.41
Certificates Balance at 12/25/04                      412,500,000.00        40,000,000.00       47,500,000.00       500,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            17.16

      2.   Amount in respect of Class A Monthly Interest    $            17.16

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.93

      2.   Amount in respect of Class B Monthly Interest    $            19.93

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,081,415.01

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,081,415.01

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2001-5                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-5:                                              $             0.00

XVI. Series 2001-6 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                       Series            Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations            Interest            Interest
----------------------                               -----------          -----------           --------

Invested /Transferor Amount at 12/26/03             936,062,091.16       700,000,000.00      236,062,091.16
Adjusted Invested Amount at 12/26/03                           N/A       700,000,000.00                 N/A
Collections of Finance Chg. Receivables             162,557,567.34       131,266,672.91       31,290,894.44
Collections of Principal Receivables              2,456,002,770.46     1,980,757,610.85      475,245,159.62
Defaulted Amount                                     45,397,165.78        36,479,879.87        8,917,285.91

Invested / Transferor Amounts at 12/25/04           830,609,452.47       700,000,000.00      130,609,452.47


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                Class B             Interest               Total
--------------------------------------                -------                -------             --------               -----

Monthly Interest Due                                  9,557,284.11         1,058,786.94        1,485,903.25         12,101,974.30
Investor Default Amount                              30,095,900.89         2,918,390.39        3,465,588.59         36,479,879.87
Investor Monthly Fees Due                            11,550,000.00         1,120,000.00        1,330,000.00         14,000,000.04
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            51,203,185.01         5,097,177.32        6,281,491.84         62,581,854.18

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    577,500,000.00        56,000,000.00       66,500,000.00        700,000,000.00
Interest Distributions                                9,557,284.13         1,058,786.95        1,485,903.25         12,101,974.30
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   9,557,284.13         1,058,786.95        1,485,903.25         12,101,974.30
Certificates Balance at 12/25/04                    577,500,000.00        56,000,000.00       66,500,000.00        700,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.55

      2.   Amount in respect of Class A Monthly Interest    $            16.55

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            18.91

      2.   Amount in respect of Class B Monthly Interest    $            18.91

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,485,903.25

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,485,903.25

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2001-6                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-6:                                              $             0.00

XVII. Series 2001-7 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations            Interest            Interest
----------------------------------                   -----------            --------            --------

Invested /Transferor Amount at 12/26/03             869,200,513.22       650,000,000.00      219,200,513.22
Adjusted Invested Amount at 12/26/03                           N/A       650,000,000.00                 N/A
Collections of Finance Chg. Receivables             150,946,312.53       121,890,481.97       29,055,830.55
Collections of Principal Receivables              2,280,574,001.15     1,839,274,924.36      441,299,076.79
Defaulted Amount                                     42,154,511.08        33,874,174.17        8,280,336.91

Invested / Transferor Amounts at 12/25/04           771,280,205.87       650,000,000.00      121,280,205.87


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                  8,874,620.96           988,489.31        1,379,767.30         11,242,877.58
Investor Default Amount                              27,946,193.69         2,709,933.93        3,218,046.55         33,874,174.17
Investor Monthly Fees Due                            10,725,000.00         1,040,000.00        1,235,000.00         12,999,999.96
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            47,545,814.65         4,738,423.24        5,832,813.84         58,117,051.73

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Certificates Balance at 12/26/03                    536,250,000.00        52,000,000.00       61,750,000.00        650,000,000.00
Interest Distributions                                8,874,620.97           988,489.30        1,379,767.30         11,242,877.58
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   8,874,620.97           988,489.30        1,379,767.30         11,242,877.58
Certificates Balance at 12/25/04                    536,250,000.00        52,000,000.00       61,750,000.00        650,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.55

      2.   Amount in respect of Class A Monthly Interest    $            16.55

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.01

      2.   Amount in respect of Class B Monthly Interest    $            19.01

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,379,767.30

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,379,767.30

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2001-7                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-7:                                              $             0.00

XVIII. Series 2002-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations           Interest             Interest
----------------------------------                   -----------           --------             --------

Invested /Transferor Amount at 12/26/03           1,230,253,034.10       920,000,000.00      310,253,034.10
Adjusted Invested Amount at 12/26/03                           N/A       920,000,000.00                 N/A
Collections of Finance Chg. Receivables             213,647,088.50       172,521,912.95       41,125,175.55
Collections of Principal Receivables              3,227,889,355.47     2,603,281,431.40      624,607,924.07
Defaulted Amount                                     59,664,846.45        47,944,984.97       11,719,861.48

Invested / Transferor Amounts at 12/25/04         1,091,658,137.54       920,000,000.00      171,658,137.54


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                 Class A               Class B            Interest               Total
--------------------------------------                 -------               -------            --------               -----

Monthly Interest Due                                 12,483,204.48         1,429,268.56        1,989,803.63         15,902,276.66
Investor Default Amount                              39,554,612.60         3,835,598.80        4,554,773.57         47,944,984.97
Investor Monthly Fees Due                            15,180,000.00         1,472,000.00        1,748,000.00         18,399,999.96
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            67,217,817.08         6,736,867.35        8,292,577.22         82,247,261.63

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                               12,483,204.49         1,429,268.56        1,989,803.62         15,902,276.66
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                  12,483,204.49         1,429,268.56        1,989,803.62         15,902,276.66
Certificates Balance at 12/25/04                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.45

      2.   Amount in respect of Class A Monthly Interest    $            16.45

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.42

      2.   Amount in respect of Class B Monthly Interest    $            19.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,989,803.62

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,989,803.62

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2002-1                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-1:                                              $             0.00

XIX. Series 2002-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest             Interest
----------------------------------                  -----------           --------             --------

Invested /Transferor Amount at 12/26/03           1,256,997,665.27       940,000,000.00      316,997,665.27
Adjusted Invested Amount at 12/26/03                           N/A       940,000,000.00                 N/A
Collections of Finance Chg. Receivables             218,291,590.43       176,272,389.31       42,019,201.11
Collections of Principal Receivables              3,298,060,863.20     2,659,874,506.00      638,186,357.20
Defaulted Amount                                     60,961,908.33        48,987,267.25       11,974,641.08

Invested / Transferor Amounts at 12/25/04         1,115,389,836.18       940,000,000.00      175,389,836.18


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                 12,754,578.49         1,452,631.61        2,014,208.01         16,221,418.13
Investor Default Amount                              40,414,495.48         3,918,981.38        4,653,790.39         48,987,267.25
Investor Monthly Fees Due                            15,510,000.00         1,504,000.00        1,786,000.00         18,800,000.04
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            68,679,073.98         6,875,612.99        8,453,998.41         84,008,685.37

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    775,500,000.00        75,200,000.00       89,300,000.00        940,000,000.00
Interest Distributions                               12,754,578.49         1,452,631.62        2,014,208.01         16,221,418.13
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                  12,754,578.49         1,452,631.62        2,014,208.01         16,221,418.13
Certificates Balance at 12/25/04                    775,500,000.00        75,200,000.00       89,300,000.00        940,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.45

      2.   Amount in respect of Class A Monthly Interest    $            16.45

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.32

      2.   Amount in respect of Class B Monthly Interest    $            19.32

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,014,208.01

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,014,208.01

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2002-2                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-2:                                              $             0.00

XX. Series 2002-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations           Interest             Interest
----------------------------------                   -----------           --------             --------

Invested /Transferor Amount at 12/26/03           1,230,253,034.10       920,000,000.00      310,253,034.10
Adjusted Invested Amount at 12/26/03                           N/A       920,000,000.00                 N/A
Collections of Finance Chg. Receivables             213,647,088.50       172,521,912.95       41,125,175.55
Collections of Principal Receivables              3,227,889,355.47     2,603,281,431.40      624,607,924.07
Defaulted Amount                                     59,664,846.45        47,944,984.97       11,719,861.48

Invested / Transferor Amounts at 12/25/04         1,091,658,137.54       920,000,000.00      171,658,137.54


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                 12,483,204.48         1,414,180.56        1,971,352.52         15,868,737.57
Investor Default Amount                              39,554,612.60         3,835,598.80        4,554,773.57         47,944,984.97
Investor Monthly Fees Due                            15,180,000.00         1,472,000.00        1,748,000.00         18,399,999.96
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            67,217,817.08         6,721,779.36        8,274,126.10         82,213,722.53

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                               12,483,204.49         1,414,180.56        1,971,352.52         15,868,737.57
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                  12,483,204.49         1,414,180.56        1,971,352.52         15,868,737.57
Certificates Balance at 12/25/04                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.45

      2.   Amount in respect of Class A Monthly Interest    $            16.45

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.21

      2.   Amount in respect of Class B Monthly Interest    $            19.21

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,971,352.52

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,971,352.52

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2002-3                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-3:                                              $             0.00

XXI. Series 2002-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations           Interest             Interest
----------------------------------                   -----------           --------             --------

Invested /Transferor Amount at 12/26/03             668,615,779.40       500,000,000.00      168,615,779.40
Adjusted Invested Amount at 12/26/03                           N/A       500,000,000.00                 N/A
Collections of Finance Chg. Receivables             116,112,548.10        93,761,909.22       22,350,638.89
Collections of Principal Receivables              1,754,287,693.19     1,414,826,864.89      339,460,828.30
Defaulted Amount                                     32,426,546.98        26,057,057.05        6,369,489.93

Invested / Transferor Amounts at 12/25/04           593,292,466.05       500,000,000.00       93,292,466.05


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                 Class A             Class B              Interest               Total
--------------------------------------                 -------             -------              --------               -----

Monthly Interest Due                                  6,488,381.51           739,876.39        1,041,303.91          8,269,561.81
Investor Default Amount                              21,497,072.07         2,084,564.56        2,475,420.42         26,057,057.05
Investor Monthly Fees Due                             8,250,000.00           800,000.00          950,000.00          9,999,999.96
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            36,235,453.58         3,624,440.94        4,466,724.33         44,326,618.86

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions           Class A             Class B              Interest               Total
--------------------------------------------           -------             -------              --------               -----

Certificates Balance at 12/26/03                    412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                6,488,381.52           739,876.38        1,041,303.90          8,269,561.81
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   6,488,381.52           739,876.38        1,041,303.90          8,269,561.81
Certificates Balance at 12/25/04                    412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            15.73

      2.   Amount in respect of Class A Monthly Interest    $            15.73

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            18.50

      2.   Amount in respect of Class B Monthly Interest    $            18.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,041,303.90

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,041,303.90

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2002-4                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-4:                                              $             0.00

XXII. Series 2002-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations           Interest             Interest
----------------------------------                   -----------           --------             --------

Invested /Transferor Amount at 12/26/03             802,338,935.28       600,000,000.00      202,338,935.28
Adjusted Invested Amount at 12/26/03                           N/A       600,000,000.00                 N/A
Collections of Finance Chg. Receivables             139,335,057.72       112,514,291.05       26,820,766.67
Collections of Principal Receivables              2,105,145,231.83     1,697,792,237.87      407,352,993.96
Defaulted Amount                                     38,911,856.38        31,268,468.46        7,643,387.92

Invested / Transferor Amounts at 12/25/04           711,950,959.26       600,000,000.00      111,950,959.26


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                  8,445,645.31           956,731.67        1,297,698.02         10,700,075.00
Investor Default Amount                              25,796,486.48         2,501,477.48        2,970,504.50         31,268,468.46
Investor Monthly Fees Due                             9,900,000.00           960,000.00        1,140,000.00         12,000,000.00
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            44,142,131.79         4,418,209.13        5,408,202.53         53,968,543.49

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    495,000,000.00        48,000,000.00       57,000,000.00        600,000,000.00
Interest Distributions                                8,445,645.32           956,731.65        1,297,698.01         10,700,075.00
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   8,445,645.32           956,731.65        1,297,698.01         10,700,075.00
Certificates Balance at 12/25/04                    495,000,000.00        48,000,000.00       57,000,000.00        600,000,000.00

                                     - 67 -

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            17.06

      2.   Amount in respect of Class A Monthly Interest    $            17.06

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.93

      2.   Amount in respect of Class B Monthly Interest    $            19.93

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,297,698.01

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,297,698.01

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2002-5                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-5:                                              $             0.00

XXIII. Series 2002-6 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations            Interest             Interest
----------------------------------                  -----------            --------             --------

Invested /Transferor Amount at 12/26/03             962,806,722.34       720,000,000.00      242,806,722.34
Adjusted Invested Amount at 12/26/03                           N/A       720,000,000.00                 N/A
Collections of Finance Chg. Receivables             167,202,069.26       135,017,149.26       32,184,920.00
Collections of Principal Receivables              2,526,174,278.19     2,037,350,685.44      488,823,592.75
Defaulted Amount                                     46,694,227.66        37,522,162.15        9,172,065.51

Invested / Transferor Amounts at 12/25/04           854,341,151.12       720,000,000.00      134,341,151.12


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A             Class B             Interest               Total
--------------------------------------                   -------             -------             --------               -----

Monthly Interest Due                                  9,952,119.38         1,148,078.00        1,557,237.63         12,657,435.00
Investor Default Amount                              30,955,783.78         3,001,772.97        3,564,605.40         37,522,162.15
Investor Monthly Fees Due                            11,880,000.00         1,152,000.00        1,368,000.00         14,400,000.00
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            52,787,903.13         5,301,850.97        6,489,843.02         64,579,597.15

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A             Class B             Interest               Total
--------------------------------------------             -------             -------             --------               -----

Certificates Balance at 12/26/03                    594,000,000.00        57,600,000.00       68,400,000.00        720,000,000.00
Interest Distributions                                9,952,119.38         1,148,078.00        1,557,237.63         12,657,435.00
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   9,952,119.38         1,148,078.00        1,557,237.63         12,657,435.00
Certificates Balance at 12/25/04                    594,000,000.00        57,600,000.00       68,400,000.00        720,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.75

      2.   Amount in respect of Class A Monthly Interest    $            16.75

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.93

      2.   Amount in respect of Class B Monthly Interest    $            19.93

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,557,237.63

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,557,237.63

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2002-6                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-6:                                              $             0.00

XXIV. Series 2003-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations          Interest             Interest
----------------------------------                    -----------          --------             --------

Invested /Transferor Amount at 12/26/03           1,230,253,034.10       920,000,000.00      310,253,034.10
Adjusted Invested Amount at 12/26/03                           N/A       920,000,000.00                 N/A
Collections of Finance Chg. Receivables             213,647,088.50       172,521,912.95       41,125,175.55
Collections of Principal Receivables              3,227,889,355.47     2,603,281,431.40      624,607,924.07
Defaulted Amount                                     59,664,846.45        47,944,984.97       11,719,861.48

Invested / Transferor Amounts at 12/25/04         1,091,658,137.54       920,000,000.00      171,658,137.54


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                 12,483,204.48         1,429,268.56        2,008,254.74         15,920,727.78
Investor Default Amount                              39,554,612.60         3,835,598.80        4,554,773.57         47,944,984.97
Investor Monthly Fees Due                            15,180,000.00         1,472,000.00        1,748,000.00         18,399,999.96
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            67,217,817.08         6,736,867.35        8,311,028.31         82,265,712.75

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A             Class B             Interest               Total
--------------------------------------------             -------             -------             --------               -----

Certificates Balance at 12/26/03                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                               12,483,204.49         1,429,268.56        2,008,254.74         15,920,727.78
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                  12,483,204.49         1,429,268.56        2,008,254.74         15,920,727.78
Certificates Balance at 12/25/04                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.45

      2.   Amount in respect of Class A Monthly Interest    $            16.45

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.42

      2.   Amount in respect of Class B Monthly Interest    $            19.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,008,254.74

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,008,254.74

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2003-1                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-1:                                              $             0.00


XXV. Series 2003-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations          Interest            Interest
----------------------------------                    -----------          --------            --------

Invested /Transferor Amount at 12/26/03           1,470,954,714.68     1,100,000,000.00      370,954,714.68
Adjusted Invested Amount at 12/26/03                           N/A     1,100,000,000.00                 N/A
Collections of Finance Chg. Receivables             255,447,605.82       206,276,200.26       49,171,405.55
Collections of Principal Receivables              3,859,432,925.02     3,112,619,102.76      746,813,822.26
Defaulted Amount                                     71,338,403.37        57,325,525.51       14,012,877.86

Invested / Transferor Amounts at 12/25/04         1,305,243,425.32     1,100,000,000.00      205,243,425.32


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                 14,925,570.57         1,681,848.06        2,423,235.26         19,030,653.88
Investor Default Amount                              47,293,558.55         4,586,042.04        5,445,924.92         57,325,525.51
Investor Monthly Fees Due                            18,150,000.00         1,760,000.00        2,090,000.00         21,999,999.96
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            80,369,129.12         8,027,890.09        9,959,160.19         98,356,179.39

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    907,500,000.00        88,000,000.00      104,500,000.00      1,100,000,000.00
Interest Distributions                               14,925,570.58         1,681,848.07        2,423,235.27         19,030,653.88
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                  14,925,570.58         1,681,848.07        2,423,235.27         19,030,653.88
Certificates Balance at 12/25/04                    907,500,000.00        88,000,000.00      104,500,000.00      1,100,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.45

      2.   Amount in respect of Class A Monthly Interest    $            16.45

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.11

      2.   Amount in respect of Class B Monthly Interest    $            19.11

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,423,235.27

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,423,235.27

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2003-2                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-2:                                              $             0.00

XXVI. Series 2003-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations           Interest             Interest
----------------------------------                   -----------           --------             --------

Invested /Transferor Amount at 12/26/03           1,002,923,669.10       750,000,000.00      252,923,669.10
Adjusted Invested Amount at 12/26/03                           N/A       750,000,000.00                 N/A
Collections of Finance Chg. Receivables             174,168,822.15       140,642,863.81       33,525,958.33
Collections of Principal Receivables              2,631,431,539.78     2,122,240,297.34      509,191,242.45
Defaulted Amount                                     48,639,820.48        39,085,585.58        9,554,234.90

Invested / Transferor Amounts at 12/25/04           889,938,699.08       750,000,000.00      139,938,699.08


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                 10,176,525.39         1,134,414.58        1,643,180.86         12,954,120.84
Investor Default Amount                              32,245,608.10         3,126,846.85        3,713,130.63         39,085,585.58
Investor Monthly Fees Due                            12,375,000.00         1,200,000.00        1,425,000.00         15,000,000.00
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            54,797,133.49         5,461,261.43        6,781,311.50         67,039,706.41

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                               10,176,525.40         1,134,414.58        1,643,180.87         12,954,120.84
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                  10,176,525.40         1,134,414.58        1,643,180.87         12,954,120.84
Certificates Balance at 12/25/04                    618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.45

      2.   Amount in respect of Class A Monthly Interest    $            16.45

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            18.91

      2.   Amount in respect of Class B Monthly Interest    $            18.91

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,643,180.87

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,643,180.87

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2003-3                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-3:                                              $             0.00

XXVII. Series 2003-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations           Interest             Interest
----------------------------------                   -----------           --------             --------

Invested /Transferor Amount at 12/26/03             909,317,459.98       680,000,000.00      229,317,459.98
Adjusted Invested Amount at 12/26/03                           N/A       680,000,000.00                 N/A
Collections of Finance Chg. Receivables             157,913,065.42       127,516,196.53       30,396,868.89
Collections of Principal Receivables              2,385,831,262.74     1,924,164,536.25      461,666,726.49
Defaulted Amount                                     44,100,103.90        35,437,597.59        8,662,506.31

Invested / Transferor Amounts at 12/25/04           806,877,753.83       680,000,000.00      126,877,753.83


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                  9,940,580.00           775,200.00        1,251,764.90         11,967,544.89
Investor Default Amount                              30,653,521.91         2,126,255.86        2,657,819.82         35,437,597.59
Investor Monthly Fees Due                            11,764,000.00           816,000.00        1,020,000.00         13,599,999.96
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            52,358,101.91         3,717,455.87        4,929,584.71         61,005,142.50

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                    588,200,000.00        40,800,000.00       51,000,000.00        680,000,000.00
Interest Distributions                                9,940,580.04           775,200.00        1,251,764.92         11,967,544.89
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   9,940,580.04           775,200.00        1,251,764.92         11,967,544.89
Certificates Balance at 12/25/04                    588,200,000.00        40,800,000.00       51,000,000.00        680,000,000.00

                                     - 82 -

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            16.90

      2.   Amount in respect of Class A Monthly Interest    $            16.90

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.00

      2.   Amount in respect of Class B Monthly Interest    $            19.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00


H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,251,764.92

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,251,764.92

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00


J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2003-4                               N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2003-4:                                              $             0.00

XXVIII. Series 2004-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations           Interest             Interest
----------------------------------                   -----------           --------             --------

Invested /Transferor Amount at 12/26/03                          -                    -                   -
Adjusted Invested Amount at 12/26/03                           N/A                    -                 N/A
Collections of Finance Chg. Receivables             153,615,175.76       125,489,469.76       28,125,705.98
Collections of Principal Receivables              2,331,966,552.95     1,901,891,520.63      430,075,032.32
Defaulted Amount                                     42,108,005.86        34,238,051.18        7,869,954.68

Invested / Transferor Amounts at 12/25/04           949,267,945.68       800,000,000.00      149,267,945.68


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A             Class B             Interest               Total
--------------------------------------                   -------             -------             --------               -----

Monthly Interest Due                                  9,779,682.36           969,931.25        1,357,717.50         12,107,331.12
Investor Default Amount                              28,588,772.74         2,567,853.84        3,081,424.61         34,238,051.18
Investor Monthly Fees Due                            11,133,333.33         1,000,000.00        1,200,000.00         13,333,333.30
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            49,501,788.42         4,537,785.10        5,639,142.11         59,678,715.64

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A             Class B             Interest               Total
--------------------------------------------             -------             -------             --------               -----

Certificates Balance at 12/26/03                                 -                    -                   -                     -
Interest Distributions                                9,779,682.37           969,931.24        1,357,717.50         12,107,331.12
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   9,779,682.37           969,931.24        1,357,717.50         12,107,331.12
Certificates Balance at 12/25/04                    668,000,000.00        60,000,000.00       72,000,000.00        800,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            14.64

      2.   Amount in respect of Class A Monthly Interest    $            14.64

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            16.17

      2.   Amount in respect of Class B Monthly Interest    $            16.17

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    66,896,908.64

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,357,717.50

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00

      5.   The amount distributed to the Collateral Interest
           Holder in respect of remaining Excess Spread:    $    65,539,191.14

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2004-1                               N/A

K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-1:                                              $             0.00

XXIX. Series 2004-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations           Interest             Interest
----------------------------------                    -----------           --------             --------

Invested /Transferor Amount at 12/26/03                          -                    -                   -
Adjusted Invested Amount at 12/26/03                           N/A                    -                 N/A
Collections of Finance Chg. Receivables              53,393,085.19        44,514,514.86        8,878,570.34
Collections of Principal Receivables                809,417,642.56       673,791,569.45      135,626,073.11
Defaulted Amount                                     13,849,759.97        11,518,498.78        2,331,261.19

Invested / Transferor Amounts at 12/25/04           474,633,972.84       400,000,000.00       74,633,972.84


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A             Class B             Interest               Total
--------------------------------------                   -------             -------             --------               -----

Monthly Interest Due                                  4,032,180.21           400,505.21          549,606.25          4,982,291.66
Investor Default Amount                               9,617,946.48           863,887.41        1,036,664.89         11,518,498.78
Investor Monthly Fees Due                             3,896,666.67           350,000.00          420,000.00          4,666,666.69
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            17,546,793.35         1,614,392.62        2,006,271.13         21,167,457.11

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A             Class B             Interest               Total
--------------------------------------------             -------             -------             --------               -----

Certificates Balance at 12/26/03                                 -                    -                   -                     -
Interest Distributions                                4,032,180.21           400,505.22          549,606.25          4,982,291.66
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   4,032,180.21           400,505.22          549,606.25          4,982,291.66
Certificates Balance at 12/25/04                    334,000,000.00        30,000,000.00       36,000,000.00        400,000,000.00

                                     - 88 -

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            12.07

      2.   Amount in respect of Class A Monthly Interest    $            12.07

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            13.35

      2.   Amount in respect of Class B Monthly Interest    $            13.35

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    24,171,572.07

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       549,606.25

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00

      5.   The amount distributed to the Collateral Interest
           Holder in respect of remaining Excess Spread:    $    23,621,965.82

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2004-2                               N/A

K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-2:                                              $             0.00

XXX. Series 2004-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations            Interest            Interest
----------------------------------                   -----------            --------            --------

Invested /Transferor Amount at 12/26/03                          -                    -                   -
Adjusted Invested Amount at 12/26/03                           N/A                    -                 N/A
Collections of Finance Chg. Receivables              80,089,627.78        66,771,772.27       13,317,855.50
Collections of Principal Receivables              1,214,126,463.84     1,010,687,354.18      203,439,109.66
Defaulted Amount                                     20,774,639.95        17,277,748.16        3,496,891.79

Invested / Transferor Amounts at 12/25/04           711,950,959.26       600,000,000.00      111,950,959.26


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest               Total
--------------------------------------                  -------             -------             --------               -----

Monthly Interest Due                                 14,065,725.00           845,541.67          671,475.00         15,582,741.66
Investor Default Amount                              15,031,640.90           863,887.41        1,382,219.85         17,277,748.16
Investor Monthly Fees Due                             6,090,000.00           350,000.00          560,000.00          7,000,000.00
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            35,187,365.90         2,059,429.08        2,613,694.85         39,860,489.84

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest               Total
--------------------------------------------            -------             -------             --------               -----

Certificates Balance at 12/26/03                                 -                    -                   -                     -
Interest Distributions                               14,065,725.00           845,541.67          671,475.00         15,582,741.66
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                  14,065,725.00           845,541.67          671,475.00         15,582,741.66
Certificates Balance at 12/25/04                    522,000,000.00        30,000,000.00       48,000,000.00        600,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            26.95

      2.   Amount in respect of Class A Monthly Interest    $            26.95

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            28.18

      2.   Amount in respect of Class B Monthly Interest    $            28.18

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    28,238,768.22

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       671,475.00

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00

      5.   The amount distributed to the Collateral Interest
           Holder in respect of remaining Excess Spread     $    27,567,293.22

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2004-3                               N/A

K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-3:                                              $             0.00

XXXI. Series 2004-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest             Interest
----------------------------------                  -----------           --------             --------

Invested /Transferor Amount at 12/26/03                          -                    -                   -
Adjusted Invested Amount at 12/26/03                           N/A                    -                 N/A
Collections of Finance Chg. Receivables             102,601,275.49        88,369,473.81       14,231,801.68
Collections of Principal Receivables              1,527,399,384.93     1,315,159,668.78      212,239,716.15
Defaulted Amount                                     25,780,647.69        22,199,581.18        3,581,066.50

Invested / Transferor Amounts at 12/25/04         1,305,243,425.32     1,100,000,000.00      205,243,425.32


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A             Class B             Interest               Total
--------------------------------------                   -------             -------             --------               -----

Monthly Interest Due                                  8,055,117.43           790,567.71        1,029,146.25          9,874,831.38
Investor Default Amount                              18,536,650.29         1,664,968.59        1,997,962.31         22,199,581.18
Investor Monthly Fees Due                             7,654,166.67           687,500.00          825,000.00          9,166,666.65
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            34,245,934.38         3,143,036.30        3,852,108.55         41,241,079.24

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A             Class B             Interest               Total
--------------------------------------------             -------             -------             --------               -----

Certificates Balance at 12/26/03                                 -                    -                   -                     -
Interest Distributions                                8,055,117.42           790,567.71        1,029,146.25          9,874,831.38
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   8,055,117.42           790,567.71        1,029,146.25          9,874,831.38
Certificates Balance at 12/25/04                    918,500,000.00        82,500,000.00       99,000,000.00      1,100,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             8.77

      2.   Amount in respect of Class A Monthly Interest    $             8.77

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             9.58

      2.   Amount in respect of Class B Monthly Interest    $             9.58

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    47,955,045.61

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,029,146.25

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4. The amount distributed to the Collateral Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00

      5.   The amount distributed to the Collateral Interest
           Holder in respect of remaining Excess Spread:    $    46,925,899.36

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2004-4                               N/A

K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-4:                                              $             0.00

XXXII. Series 2004-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations           Interest             Interest
----------------------------------                    -----------           --------             --------

Invested /Transferor Amount at 12/26/03                          -                    -                   -
Adjusted Invested Amount at 12/26/03                           N/A                    -                 N/A
Collections of Finance Chg. Receivables              73,897,014.30        64,530,210.36        9,366,803.95
Collections of Principal Receivables              1,093,912,595.46       955,268,739.61      138,643,855.85
Defaulted Amount                                     18,495,706.43        16,150,873.26        2,344,833.17

Invested / Transferor Amounts at 12/25/04         1,186,584,932.11     1,000,000,000.00      186,584,932.11


----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A             Class B             Interest               Total
--------------------------------------                 -------             -------             --------               -----

Monthly Interest Due                                  5,879,791.67           567,125.00          741,975.00          7,188,891.66
Investor Default Amount                              13,485,979.17         1,211,315.49        1,453,578.59         16,150,873.26
Investor Monthly Fees Due                             5,566,666.67           500,000.00          600,000.00          6,666,666.68
Investor Additional Amounts Due                                  -                    -                   -                     -
Total Due                                            24,932,437.50         2,278,440.49        2,795,553.60         30,006,431.59

Reallocated Investor Finance Charge Collections                                                                               N/A

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A             Class B             Interest               Total
--------------------------------------------           -------             -------             --------               -----

Certificates Balance at 12/26/03                                 -                    -                   -                     -
Interest Distributions                                5,879,791.66           567,125.01          741,975.00          7,188,891.66
Principal Deposits - Prin. Funding Account                       -                    -                   -                     -
Principal Distributions                                          -                    -                   -                     -
Total Distributions                                   5,879,791.66           567,125.01          741,975.00          7,188,891.66
Certificates Balance at 12/25/04                    835,000,000.00        75,000,000.00       90,000,000.00      1,000,000,000.00

D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             7.04

      2.   Amount in respect of Class A Monthly Interest    $             7.04

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-Offs per $1,000 original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
           $1,000 original certificate principal amount:    $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             7.56

      2.   Amount in respect of Class B Monthly Interest    $             7.56

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2004.

      1. The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2. The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect of such reductions in the
           Class B Invested Amount:                         $             0.00

      4.   The amount set forth in paragraph 3 above, per $1,000 original
           certificate principal amount:                    $             0.00

H. Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    34,768,015.74

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       741,975.00

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest Holder in respect
           of principal on the Collateral Invested Amount:  $             0.00

      5.   The amount distributed to the Collateral Interest
           Holder in respect of remaining Excess Spread:    $    34,026,040.74

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount as of December 25, 2004.

      1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect of such reductions in the
           Collateral Invested Amount:                      $             0.00

J. Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2004-5                               N/A

K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2004-5:                                              $             0.00

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